Exhibit 10.07

THIRD AMENDMENT AND CONSENT RELATING TO CREDIT AGREEMENT

THIS THIRD AMENDMENT AND CONSENT RELATING TO CREDIT AGREEMENT (this “Amendment”) is entered into as of February 3, 2006, among PETRO STOPPING CENTERS, L.P., a Delaware limited partnership (the “Borrower”), PETRO STOPPING CENTERS HOLDINGS, L.P., a Delaware limited partnership and a limited partner of the Borrower (“Holdings”), PETRO HOLDINGS FINANCIAL CORPORATION, a Delaware corporation (“Petro Holdings”), PETRO DISTRIBUTING, INC., a Delaware corporation and a Subsidiary of the Borrower (“Petro Distributing”), and PETRO FINANCIAL CORPORATION, a Delaware corporation and a Subsidiary of the Borrower (“Petro Financial”), the Lenders (as defined in the Credit Agreement referred to below), and WELLS FARGO BANK, N. A., as Administrative Agent, Collateral Agent and L/C Issuer.

RECITALS:

A. The Borrower, Holdings, Petro Holdings, Petro Distributing, Petro Financial, the Lenders party thereto and the Administrative Agent have entered into that certain Credit Agreement dated as of February 9, 2004 (as amended by that certain First Amendment to Credit Agreement dated as of January 21, 2005, that certain Second Amendment to Credit Agreement dated as of July 26, 2005 and as such Credit Agreement may be further amended, modified, supplemented and extended from time to time, including, without limitation, as amended by this Amendment, the “Credit Agreement”).

B. The Borrower has notified the Administrative Agent and the Lenders that the Borrower intends to do the following:

(i) enter into a joint venture arrangement with Alon USA, Interests, LLC or any of its affiliates or subsidiaries (“Alon”) for the purpose of developing a travel center in the area of Midland, Texas (the “Asset Joint Venture”);

(ii) enter into a joint venture arrangement with Alon for the purpose of operating certain aspects of the Asset Joint Venture (the “Operating Joint Venture”); and

(iii) transfer $5,000,000 in cash to Petro Distributing, in the form of an equity contribution, for the purpose of facilitating Petro Distribution’s purchases of gasoline, fuel and similar products from its vendors (the “$5,000,000 Contribution”).

C. In connection with the formation of the Asset Joint Venture and the Operating Joint Venture, the making of the $5,000,000 Contribution and related matters, the Borrower and the other Loan Parties have requested an amendment to the Credit Agreement and various consents and agreements of the Agents and the Lenders, which the Agents and the Lenders have agreed to provide upon and subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings herein as in the Credit Agreement.

ARTICLE 2

AMENDMENT TO CREDIT AGREEMENT

Section 2.01 Amendment to Clause (n) of Section 8.03. Clause (n) of Section 8.03 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(n) Guarantees issued in the ordinary course of business guaranteeing Indebtedness in an aggregate amount not to exceed $5,000,000 at any time outstanding.”

ARTICLE 3

CONSENTS RELATING TO THE CREDIT AGREEMENT

Section 3.01 Consents and related Conditions to the Asset Joint Venture.

(a) Subject to Section 3.01(b) hereof below, the Agents and the Lenders hereby (i) consent to the formation of the Asset Joint Venture and the Borrower’s ownership of an interest in the Asset Joint Venture and (ii) agree that (A) neither the formation of the Asset Joint Venture nor the Borrower’s ownership of an interest therein (up to the amount specified below) shall constitute an Investment which is prohibited by Section 8.02 or Section 8.08 of the Credit Agreement, and (B) the Borrower shall not be obligated to grant to the Administrative Agent a Lien on the Borrower’s interest in the Asset Joint Venture as security for the Obligations as otherwise required by Section 7.14 of the Credit Agreement.

(b) The consents and agreements referred to in Section 3.01(a) hereof above are expressly made subject to and conditioned upon each of the following:

(i) each of Petro and Alon shall own a 50% interest in the Asset Joint Venture;

(ii) the Administrative Agent shall have received a true and correct copy of the partnership agreement and other Organization Documents relating to the Asset Joint Venture;

(iii) the aggregate amount of Petro’s Investment in the Asset Joint Venture and the Operating Joint Venture shall not exceed $4,000,000; and

(iv) the Borrower shall not grant, or otherwise permit to exist, a Lien on any interest in the Asset Joint Venture owned by it.

Section 3.02 Consents and related Conditions to the Operating Joint Venture.

(a) Subject to Section 3.02(b) hereof below, the Agents and the Lenders hereby (i) consent to the formation of the Operating Joint Venture and the Borrower’s ownership of an interest in the Operating Joint Venture and (ii) agree that (A) neither the formation of the Operating Joint Venture nor the Borrower’s ownership of an interest therein shall constitute an Investment which is prohibited by Section 8.02 or Section 8.08 of the Credit Agreement, (B) the Operating Joint Venture shall not be obligated to become a Guarantor of the Obligations as otherwise required by Section 7.12(b) of the Credit Agreement, (C) the Borrower shall not be obligated to grant to the Administrative Agent a Lien on the Borrower’s interest in the Operating Joint Venture as security for the Obligations as otherwise required by Section 7.14 of the Credit Agreement, (D) Alon’s ownership of an interest in the Operating Joint Venture shall not constitute a violation of Section 8.14(a) of the

Credit Agreement, and (E) the Operating Joint Venture shall not constitute a “Subsidiary” of Holdings or the Borrower for any purposes under the Loan Documents.

(b) The consents and agreements referred to in Section 3.02(a) hereof above are expressly made subject to and conditioned upon each of the following:

(i) Petro shall own a 82% interest in the Operating Joint Venture, and Alon shall own a 18% interest in the Operating Joint Venture;

(ii) the Administrative Agent shall have received a true and correct copy of the partnership agreement and other Organization Documents relating to the Operating Joint Venture;

(iii) the aggregate amount of Petro’s Investment in the Operating Joint Venture and the Asset Joint Venture shall not exceed $4,000,000; and

(iv) the Borrower shall not grant, or otherwise permit to exist, a Lien on any interest in the Operating Joint Venture owned by it.

Section 3.03 Consent to the $5,000,000 Contribution. The Agents and the Lenders hereby consent to the making of the $5,000,000 Contribution and agree that the same shall not constitute a violation of Section 8.02 or Section 8.08 of the Credit Agreement.

Section 3.04 Limitations regarding Consents. The effect of the consents and agreements contained in Article 3 of this Amendment is limited strictly as expressly provided herein, and, in order to induce the Agents and the Lenders to agree to such consents and agreements, each of the Borrower and the other Loan Parties agrees that, except as expressly provided in Sections 3.01, 3.02 and 3.03 hereof, such consents and agreements shall not constitute or be deemed a consent to any matter or a waiver of any Default or Event of Default, now existing or hereafter arising, or a waiver of any rights or remedies arising as a result of any Default or Event of Default. No consent or waiver, express or implied, by any Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any other Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

Section 4.01 Representations and Warranties. Each of the Loan Parties represents and warrants to the Agents and the Lenders that each of the conditions set forth in Sections 3.01(b) and 3.02(b) of this Amendment has been satisfied as of the date of this Amendment. Without limiting the generality of the foregoing, each of the Loan Parties represents and warrants to the Agents and the Lenders that (a) all representations and warranties of any Loan Party or Petro contained in the Credit Agreement or any other Loan Document are true and correct in all material respects as of the date hereof as if made again on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Loan Documents, made only in reference to a specific date) and (b) no Default or Event of Default has occurred and is continuing (after giving effect to this Amendment).

ARTICLE 5

MISCELLANEOUS

Section 5.01 Ratifications. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. The Loan Parties, the Agents and the Lenders agree that the Credit Agreement shall continue to be legal, valid, binding and enforceable in accordance with its terms.

Section 5.02 Amendment as a Loan Document. This Amendment shall constitute a Loan Document.

Section 5.03 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.04 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF NEW YORK’S GENERAL OBLIGATIONS LAW REGARDING CHOICE OF LAW); PROVIDED THAT THE AGENTS AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

Section 5.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Loan Parties, the Agents and the Lenders and their respective successors and permitted assigns, except that none of the Loan Parties may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agents and the Required Lenders.

Section 5.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

Section 5.07 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

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BORROWER:

PETRO STOPPING CENTERS, L.P., a Delaware limited partnership

By:
Name:
Title:

HOLDINGS:

PETRO STOPPING CENTERS HOLDINGS, L.P.

By:
Name:
Title:

PETRO HOLDINGS:

PETRO HOLDINGS FINANCIAL CORPORATION

By:
Name:
Title:

PETRO DISTRIBUTING:

PETRO DISTRIBUTING, INC.

By:
Name:
Title:

PETRO FINANCIAL:

PETRO FINANCIAL CORPORATION

By:
Name:
Title:

AGENTS:

WELLS FARGO BANK, N. A., as Administrative Agent and Collateral Agent

By:
Name:	David G. James
Title:	Vice President

LENDERS:

WELLS FARGO BANK, N. A., as a Lender and L/C Issuer

By:
Name:	David G. James
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

BIG SKY LOAN FUND, LTD., as a Lender

By:	Eaton Vance Management
Title:	Investment Advisor

By:
Name:
Title:

CELERITY CLO LIMITED, as a Lender

By:	TCW Advisors, Inc.
Title:	Agent

By:
Name:
Title:

C-SQUARED CDO LTD., as a Lender

By:	TCW Advisors, Inc.
Title:	Portfolio Manager

By:
Name:
Title:

EATON VANCE SENIOR FLOATING-RATE TRUST, as a Lender

By:	Eaton Vance Management
Title:	Investment Advisor

By:
Name:
Title:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender

By:	Eaton Vance Management
Title:	Investment Advisor

By:
Name:
Title:

GRAYSON & CO., as a Lender

By:	Boston Management and Research
Title:	Investment Advisor

By:
Name:
Title:

RAYMOND JAMES BANK, FSB, as a Lender

By:
Name:
Title:

TCW SELECT LOAN FUND, LIMITED, as a Lender

By:	TCW Advisors, Inc.
Title:	Collateral Manager

By:
Name:
Title:

CONSENT TO THIRD AMENDMENT AND CONSENT RELATING

TO CREDIT AGREEMENT

Petro, Inc. hereby (a) consents to and approves all of the terms and provisions of the Third Amendment and Consent Relating to Credit Agreement dated as of February 3, 2006 to which this Consent is attached and (b) ratifies, confirms and reaffirms (i) all terms and provisions of that certain Guaranty dated as of February 9, 2004, executed by it to and in favor of Wells Fargo Bank, N.A., as Administrative Agent, Collateral Agent and L/C Issuer, and the other Lenders party to the Credit Agreement, and all other Loan Documents to which it is a party, and (ii) all of its indebtedness, liabilities and obligations under such Guaranty and other Loan Documents, all of which shall continue in full force and effect in accordance with their terms.

Date: February 3, 2006

PETRO, INC.

By:
Name:
Title: